SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                     ASYST CORPORATION
         (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A.

(2)  Aggregate number of securities to which transaction applies:  N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4)  Proposed maximum aggregate value of transaction:  N/A.

(5)  Total fee paid:  N/A.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:  $0.

         (2)   Form, Schedule or Registration Statement No.:  N/A

         (3)   Filing Party:  N/A

         (4)   Date Filed:  N/A

Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Bradley C. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                             ASYST CORPORATION
                         6170 South 380 West, #150
                            Murray, Utah 84107

                             PROXY STATEMENT


                              INTRODUCTION

          This Proxy Statement is being furnished to our stockholders
(Asyst Corporation, a Utah corporation [the "Company," "Asyst," "we", "our" or "us" or words or similar import]), regarding amendments to our Articles of Incorporation that will increase our capitalization; allow our Board of Directors to change our name and effect re-capitalizations by forward or reverse splits without shareholder approval; and that will allow our stockholders to take action by written consent of less than all of our stockholders.

          These amendments have been unanimously adopted by our Board of Directors, and Michael Vardakis, our Secretary-Treasurer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for December 9, 2003, as outlined in the Notice of Special Meeting of Stockholders attached hereto as Appendix A. Mr. Vardakis owns 295,644 shares or approximately 65.8% of our outstanding voting securities. No other votes are required or necessary to adopt these amendments, if he votes in favor thereof. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

           APPROXIMATE DATE OF MAILING: November 29, 2003.

          These amendments to our Articles of Incorporation are as follows:

                             ARTICLE IV
                          AUTHORIZED SHARES

          Paragraph A of Article IV shall be amended as follows: The aggregate number of shares that the Corporation shall be authorized to issue is 50,000,000 shares of non-assessable common stock having a par value of $.001 (One-Tenth of One Cent), with each issued share carrying one vote on all matters submitted for shareholder approval. The remainder of Article IV shall remain unchanged.

                            ARTICLE XIII
        RE-CAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES

          The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

                            ARTICLE XIV
     AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

          The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

                              ARTICLE XV
                   STOCKHOLDER ACTION WITHOUT MEETING

         Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.

          These are the only matters covered by this Proxy Statement.

                        REASONS FOR AMENDMENTS

          With the exception of the following, our Articles of Incorporation remain substantially unchanged:

AUTHORIZED SHARES.
------------------

          Our Board of Directors believes that the increase in our authorized capital from 10,000,000 shares of $0.001 par value common stock to 50,000,000 shares of $0.001 par value common stock will provide us with greater flexibility that will allow us to issue up to an additional 40,000,000 shares of common stock. There are no current arrangements with our Company that would result in the issuance of the additional authorized shares; however we are presently and constantly looking for acquisitions that would be beneficial to us, and the planned change in our capitalization may be important to any discussions in this respect.

Board of Director Authority to Effect Re-Capitalizations in the Form of Forward and Reverse Splits of our Outstanding Securities.
---------------------------------------------------------

          Our Board of Directors believes that with the present volatility in the trading prices of many low priced securities like ours in today's securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. This action can presently be taken under Utah law without the consent of our stockholders, but it ordinarily requires an opinion of counsel. With this amendment, the time, cost and expense associated with a re-capitalization of this type can be substantially reduced.

Authority of the Board of Directors to Change our Company's Name.
-----------------------------------------------------------------

          We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we may change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event.

Stockholder Action Without a Meeting.
-------------------------------------

        The new Article XV regarding taking action without a meeting by stockholders is very important to us. Until 1992, Utah Law required that any action taken by stockholders without a meeting must have been approved by all of the stockholders of any class entitled to vote at the meeting unless the Articles of Incorporation provided otherwise. In 1992, Utah Law was amended to allow this action by any corporation formed after the adoption of these amendments, and any corporation formed prior to these amendments if the proposal was submitted to a vote of the corporation's stockholders. This provision of Utah Law is not believed to be conducive to conducting the business of a publicly-held company like our Company. With the proposed amended Article XV provision, we could solicit a limited number of consents (less than 10) for a particular action requiring a vote of our stockholders to ensure its adoption without going to the expense of a proxy statement, and then advise the stockholders of the approval and effective date of the action in an information statement filed with the Securities and Exchange Commission and then mailed to our stockholders.

                           REVOCABILITY OF PROXY

          Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of our Company before the Meeting; or (iii) by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Asyst Corporation, 6170 South 380 West, #150, Murray, Utah 84107, Attention: Bob Hall, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

                        DISSENTERS' RIGHT OF APPRAISAL

          There are no dissenters' rights applicable to the amendments to our Articles of Incorporation.

                       PERSONS MAKING THE SOLICITATION

          The enclosed Proxy is being solicited by our Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by our Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein. The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by our Company will be borne by our Company. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our Company's $0.01 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to our Articles of Incorporation which is not shared by all other stockholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to have been held regarding these amendments to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on November 29, 2003, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendments to our Articles of Incorporation, was 449,132.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          The following table sets forth certain information as of November 29, 2003, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares owned. The information presented is based upon 1,608,422 outstanding shares of common stock.

Name                           Positions Held       Shares Owned*      %
----                           --------------       ------------      ---

Bob Hall                       President &              -0-
5435 Dunbarton Dr              Director
Salt Lake City, UT 84117

Michael Vardakis               Secretary,             295,644         65.8%
234 7th Ave.                   Treasurer &
Salt Lake City, UT 84103       Director

Matthew C. Lords               Director                 -0-
2002 South Laurelhurst Dr.
Salt Lake City, Utah 84108

Terry S. Pantelakis            Stockholder             44,000          9.7%
3000 Connor #31
Salt Lake City, Utah 84109

Angelo Vardakis                Stockholder             44,000          9.7%
626 E. 1300 South
Salt Lake City, Utah 84105

Totals:                                               383,644         85.2%

               * Our Board of Directors has adopted resolutions under Utah law to effect a three for one forward split of our outstanding securities that will take effect on December 10, 2003. Stockholder approval of this action was not required under Utah law. The forward split will have no effect on the percentages of ownership of our securities set forth in this table; however, effective on December 10, 2003, these share ownership number will be multiplied by three.

                 AMENDMENTS TO THE ARTICLES OF INCORPORATION
                      AND VOTE REQUIRED FOR APPROVAL

Utah Law.
-----------

          Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

          Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and Michael Vardakis, our Secretary-Treasurer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for December 9, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A. Mr. Vardakis owns 295,644 shares or approximately 65.8% of our outstanding voting securities. No other votes are required or necessary to adopt these amendments, if he votes in favor thereof.

                              BY ORDER OF THE BOARD OF DIRECTORS


November 29, 2003             Bob Hall
                              President

                           APPENDIX A

                        ASYST CORPORATION.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD DECEMBER 9, 2003

TO ALL STOCKHOLDERS:

          NOTICE is hereby given that a special meeting of the stockholders of Asyst Corporation, a Utah corporation (the "Company"), will be held at 6170 South 380 West, #150, Murray, Utah, 84107 on December 9, 2003, at 11:00 a .m. Mountain Standard Time, (hereinafter, the "Meeting").

          The Meeting will be held for the following purposes:

          1. To amend the Articles of Incorporation of our Company as follows:

           (i) Paragraph A of Article IV shall be amended as follows: The aggregate number of shares that the Corporation shall be authorized to issue is 50,000,000 shares of non-assessable common stock having a par value of $.001 (One-Tenth of One Cent), with each issued share carrying one vote on all matters submitted for shareholder approval. The remainder of Article IV shall remain unchanged.

          (ii) The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

            (iii) The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

            (iv) Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.

          2. To transact any other business that may properly come before the Meeting.

          As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

          Only stockholders of record at the close of business on November 29, 2003, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

          Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and Michael Vardakis, our Secretary-Treasurer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for December 9, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A. Mr. Vardakis owns 295,644 shares or approximately 65.8% of our outstanding voting securities. No other votes or consents are required or necessary to effect the amendments, assuming he votes in favor of these amendments.


                                   By Order of the Board of Directors


                                   Bob Hall
                                   President
November 29, 2003
Salt Lake City, Utah

APPENDIX "B"

                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                        ASYST CORPORATION
              TO BE HELD TUESDAY, DECEMBER 9, 2003

          By completing and returning this Proxy to Asyst Corporation (the "Company"), you will be designating Bob Hall, the President of the Company, to vote all of your shares of the Company's common stock as indicated below, or you may insert the name of any other person here:
_____________________________________________________________________________

Please complete the Proxy by filling out the stockholder information and dating below, and return it to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

          1. To adopt the amendments to the Articles of Incorporation as follows:

            (i) Paragraph A of Article IV shall be amended as follows: The aggregate number of shares that the Corporation shall be authorized to issue is 50,000,000 shares of non-assessable common stock having a par value of $.001 (One-Tenth of One Cent), with each issued share carrying one vote on all matters submitted for shareholder approval. The remainder of Article IV shall remain unchanged.

YES     NO     WITHHOLD AUTHORITY
    ---    ---                    ---

          (ii) The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

YES     NO    WITHHOLD AUTHORITY
    ---    ---                   ---

            (iii) The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

YES     NO    WITHHOLD AUTHORITY
    ---    ---                   ---

            (iv) Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.

YES     NO    WITHHOLD AUTHORITY
    ---    ---

          2. To transact any other business that may properly come before the Meeting.

WITHHOLD discretion to vote on any other matter presented at the Meeting.
                                                                         ---

          The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated November 29, 2003, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

Dated:  ____________, 2003              _________________________________
                                        Name of stockholder (Please print
                                        legibly)
Number of shares:  ____________         _________________________________
                                        Signature

          This Proxy is being solicited by, and the above-referenced vote for the Amendments to the Articles of Incorporation are being proposed by, the Board of Directors of the Company. The approval of the Amendments to the Articles of Incorporation to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

          As of November 29, 2003, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the approval of the Amendments to the Articles of Incorporation set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Hall the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ___